DELAWARE POOLED® TRUST

The Small-Cap Growth Equity Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus
dated February 27, 2009

On January 19, 2010, the Board of Trustees of Delaware Pooled Trust (the “Trust”) approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement.

As a result of the decision to pursue liquidation and dissolution of the Portfolio, as of the date of this Supplement, the Portfolio will be closed to new investors. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation. The Portfolio will pay a liquidation distribution to any remaining shareholders of the Portfolio on or about March 22, 2010.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

In connection with these changes, Christopher J. Bonavico and Kenneth F. Broad will assume portfolio management responsibilities for the Portfolio on January 21, 2010.

The following restates and supersedes the biographical information in the section entitled, “Management of the Fund – Fund Officers and Portfolio Managers” for the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst – The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, and The Small-Cap Growth Equity Portfolio
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst – The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, and The Small-Cap Growth Equity Portfolio
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Please keep this Supplement for future reference.

This Supplement is dated January 22, 2010.